1st Quarter 2016 Statistical Supplement

Table of Contents

DUKE ENERGY CORPORATION (Unaudited)		DUKE ENERGY MONEYPOOL SUPPLEMENT (Unaudited)
3	Consolidating Statements of Operations (a)	12	Schedule of Moneypool Balances
5	Consolidating Balance Sheets
		Non-GAAP Disclosures (Unaudited)
REGULATED UTILITIES (Unaudited)		13	Adjusted to Reported Earnings Reconciliations (a)
7	Consolidating Segment Income (a)	15	Non-GAAP Financial Measures
9	Consolidating Balance Sheets
11	Revenues by Customer Class

This Statistical Supplement should be read in conjunction with Duke Energy's Annual Report on Form 10-K for the year ended December 31, 2015, and the most recently filed Form 10-Q.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Three Months Ended March 31, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,089	$—	$—	$—	$(36)	$5,053
Nonregulated electric and other	—	246	114	29	11	400
Regulated natural gas	170	—	—	—	(1)	169
Total operating revenues	5,259	246	114	29	(26)	5,622
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,577	—	—	—	—	1,577
Fuel used in electric generation and purchased power - nonregulated	—	47	—	11	—	58
Cost of natural gas	49	11	—	—	—	60
Operation, maintenance and other	1,332	71	75	36	(25)	1,489
Depreciation and amortization	728	22	30	34	—	814
Property and other taxes	279	3	6	9	—	297
Impairment charges	2	—	—	2	(1)	3
Total operating expenses	3,967	154	111	92	(26)	4,298
Gains on Sales of Other Assets and Other, net	1	—	1	7	—	9
Operating Income (Loss)	1,293	92	4	(56)	—	1,333
Other Income and Expenses, net	64	16	2	10	(5)	87
Interest Expense (a)	277	22	12	205	(5)	511
Income (Loss) from Continuing Operations Before Income Taxes	1,080	86	(6)	(251)	—	909
Income Tax Expense (Benefit) from Continuing Operations (b) (c)	385	(39)	(33)	(100)	—	213
Income (Loss) from Continuing Operations	695	125	27	(151)	—	696
Less: Net Income Attributable to Noncontrolling Interest	—	2	—	3	—	5
Segment Income / Other Net Expense	$695	$123	$27	$(154)	$—	$691
Income from Discontinued Operations, net of tax						3
Net Income Attributable to Duke Energy Corporation						$694

Segment Income / Other Net Expense	$695	$123	$27	$(154)	$—	$691
Special Items	—	—	—	86	—	86
Adjusted Earnings (d)	$695	$123	$27	$(68)	$—	$777

(a)
Other includes costs to achieve mergers of $100 million related to the mark-to-market unrealized losses related to the forward-starting interest rate swaps and other financing costs for the expected financing of the Piedmont Natural Gas (Piedmont) acquisition.

(b)
International Energy includes a net tax benefit of $84 million related to more efficient utilization of foreign tax credits combined with the Company's intent to no longer indefinitely reinvest the foreign earnings of the International Energy segment, net of additional tax expense recognized in 2016 on International Energy's undistributed earnings.

(c)	Other includes a tax benefit of $54 million related to costs to achieve mergers and cost savings initiatives.

(d)	See page 13 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Statements of Operations
(Unaudited)

	Three Months Ended March 31, 2015 (a)
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Operating Revenues
Regulated electric	$5,490	$—	$—	$1	$(34)	$5,457
Nonregulated electric and other	—	273	73	26	5	377
Regulated natural gas	233	—	—	—	(2)	231
Total operating revenues	5,723	273	73	27	(31)	6,065
Operating Expenses
Fuel used in electric generation and purchased power - regulated	1,941	—	—	—	—	1,941
Fuel used in electric generation and purchased power - nonregulated	—	90	14	—	—	104
Cost of natural gas	97	14	—	—	—	111
Operation, maintenance and other	1,320	78	46	11	(29)	1,426
Depreciation and amortization	698	23	24	32	—	777
Property and other taxes	249	2	5	7	1	264
Total operating expenses	4,305	207	89	50	(28)	4,623
Gains on Sales of Other Assets and Other, net	7	—	—	7	—	14
Operating Income (Loss)	1,425	66	(16)	(16)	(3)	1,456
Other Income and Expenses, net	72	14	2	1	(2)	87
Interest Expense	275	23	12	97	(4)	403
Income (Loss) from Continuing Operations Before Income Taxes	1,222	57	(26)	(112)	(1)	1,140
Income Tax Expense (Benefit) from Continuing Operations	448	20	(33)	(71)	—	364
Income (Loss) from Continuing Operations	774	37	7	(41)	(1)	776
Less: Net Income Attributable to Noncontrolling Interest	—	1	—	2	—	3
Segment Income / Other Net Expense	$774	$36	$7	$(43)	$(1)	$773
Income from Discontinued Operations, net (b)						91
Net Income Attributable to Duke Energy Corporation						$864

Segment Income / Other Net Expense	$774	$36	$7	$(43)	$(1)	$773
Special Items	—	—	94	13	1	108
Adjusted Earnings (c)	$774	$36	$101	$(30)	$—	$881

(a)
During the first quarter of 2016, Duke Energy began to evaluate interim period segment performance based on financial information that includes the impact of income tax levelization within segment income. This represents a change from the previous measure, where the interim period impacts of income tax levelization were included within Other, and therefore excluded from segment income. As a result, prior-period segment results presented have been recast to conform to this change.

(b)	Income from Discontinued Operations, net primarily relates to the operating results of the nonregulated Midwest generation business, which was sold in April 2015.

(c)	See page 14 for a detailed reconciliation of Segment Income / Other Net Expense to Adjusted Earnings.

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Assets
(Unaudited)

	March 31, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Assets
Cash and cash equivalents	$76	$504	$14	$185	$(1)	$778
Receivables, net	404	146	20	40	(1)	609
Restricted receivables of variable interest entities, net	1,679	—	20	15	—	1,714
Receivables from affiliated companies	58	—	428	3,260	(3,746)	—
Notes receivable from affiliated companies	451	—	—	539	(990)	—
Inventory	3,614	64	18	25	—	3,721
Regulatory assets	733	—	—	81	(1)	813
Other	174	25	109	50	(50)	308
Total current assets	7,189	739	609	4,195	(4,789)	7,943
Investments and Other Assets
Investments in equity method unconsolidated affiliates	2	46	474	26	(1)	547
Investments and advances to (from) subsidiaries	47	(23)	(56)	50,032	(50,000)	—
Nuclear decommissioning trust funds	5,880	—	—	—	—	5,880
Goodwill	15,950	277	122	—	—	16,349
Other	2,007	205	119	1,345	(640)	3,036
Total investments and other assets	23,886	505	659	51,403	(50,641)	25,812
Property, Plant and Equipment
Cost	105,512	2,957	3,757	1,715	1	113,942
Accumulated depreciation and amortization	(35,759)	(977)	(470)	(948)	—	(38,154)
Generation facilities to be retired, net	644	—	—	—	—	644
Net property, plant and equipment	70,397	1,980	3,287	767	1	76,432
Regulatory Assets and Deferred Debits
Regulatory assets	10,950	—	—	533	—	11,483
Other	13	—	—	26	—	39
Total regulatory assets and deferred debits	10,963	—	—	559	—	11,522
Total Assets	112,435	3,224	4,555	56,924	(55,429)	121,709
Segment reclassifications, intercompany balances and other	(597)	23	(372)	(54,661)	55,607	—
Segment Assets	$111,838	$3,247	$4,183	$2,263	$178	$121,709

DUKE ENERGY CORPORATION
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	March 31, 2016
(in millions)	Regulated Utilities	International Energy	Commercial Portfolio	Other	Eliminations / Adjustments	Duke Energy
Current Liabilities
Accounts payable	$1,596	$52	$91	$347	$—	$2,086
Accounts payable to affiliated companies	3,336	127	227	26	(3,716)	—
Notes payable to affiliated companies	539	—	—	451	(990)	—
Notes payable and commercial paper	—	—	—	3,486	—	3,486
Taxes accrued	426	47	(262)	183	—	394
Interest accrued	352	22	—	107	—	481
Current maturities of long-term debt	1,413	68	82	512	—	2,075
Regulatory liabilities	404	—	—	—	—	404
Other	1,436	55	49	508	(83)	1,965
Total current liabilities	9,502	371	187	5,620	(4,789)	10,891
Long-Term Debt	25,879	653	995	10,704	1	38,232
Long-Term Debt Payable to Affiliated Companies	625	—	17	—	(642)	—
Deferred Credits and Other Liabilities
Deferred income taxes	15,057	189	315	(2,736)	—	12,825
Investment tax credits	493	—	—	—	—	493
Accrued pension and other post-retirement benefit costs	678	1	—	398	—	1,077
Asset retirement obligations	10,186	16	67	1	(1)	10,269
Regulatory liabilities	6,218	—	—	60	—	6,278
Other	1,018	84	281	318	2	1,703
Total deferred credits and other liabilities	33,650	290	663	(1,959)	1	32,645
Equity
Total Duke Energy Corporation stockholders' equity	42,779	1,869	2,671	42,573	(50,000)	39,892
Noncontrolling interests	—	41	22	(14)	—	49
Total equity(a)	42,779	1,910	2,693	42,559	(50,000)	39,941
Total Liabilities and Equity	112,435	3,224	4,555	56,924	(55,429)	121,709
Segment reclassifications, intercompany balances and other	(597)	23	(372)	(54,661)	55,607	—
Segment Liabilities and Equity	$111,838	$3,247	$4,183	$2,263	$178	$121,709

(a)
As of March 31, 2016, the International Energy segment had a carrying value of approximately $2.6 billion, adjusted for $644 million of cumulative foreign currency translation losses currently classified as accumulated other comprehensive loss.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Three Months Ended March 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$1,740	$1,307	$1,024	$256	$84	$714	$(36)	$5,089
Regulated natural gas	—	—	—	133	37	—	—	170
Total operating revenues	1,740	1,307	1,024	389	121	714	(36)	5,259
Operating Expenses
Fuel used in electric generation and purchased power	421	448	412	79	32	228	(43)	1,577
Cost of natural gas	—	—	—	34	15	—	—	49
Operation, maintenance and other	492	373	199	77	32	158	1	1,332
Depreciation and amortization	254	175	114	50	11	125	(1)	728
Property and other taxes	67	41	78	68	3	23	(1)	279
Impairment charges	—	—	2	—	—	—	—	2
Total operating expenses	1,234	1,037	805	308	93	534	(44)	3,967
Gains on Sales of Other Assets and Other, net	—	1	—	1	—	—	(1)	1
Operating Income	506	271	219	82	28	180	7	1,293
Other Income and Expenses, net	37	17	5	1	1	4	(1)	64
Interest Expense	107	63	41	16	4	44	2	277
Income Before Income Taxes	436	225	183	67	25	140	4	1,080
Income Tax Expense	148	80	69	18	6	43	21	385
Segment Income	$288	$145	$114	$49	$19	$97	$(17)	$695

(a)	Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Consolidating Segment Income
(Unaudited)

	Three Months Ended March 31, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio (a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Operating Revenues
Regulated electric	$1,901	$1,449	$1,086	$245	$94	$788	$(73)	$5,490
Regulated natural gas	—	—	—	178	55	—	—	233
Total operating revenues	1,901	1,449	1,086	423	149	788	(73)	5,723
Operating Expenses
Fuel used in electric generation and purchased power	578	575	457	75	40	294	(78)	1,941
Cost of natural gas	—	—	—	69	28	—	—	97
Operation, maintenance and other	476	368	183	77	35	179	2	1,320
Depreciation and amortization	249	152	134	45	12	104	2	698
Property and other taxes	70	32	80	67	3	(1)	(2)	249
Total operating expenses	1,373	1,127	854	333	118	576	(76)	4,305
Gains on Sales of Other Assets and Other, net	—	—	—	6	—	—	1	7
Operating Income	528	322	232	96	31	212	4	1,425
Other Income and Expenses, net	42	20	6	2	1	5	(4)	72
Interest Expense	102	60	49	16	4	45	(1)	275
Income Before Income Taxes	468	282	189	82	28	172	1	1,222
Income Tax Expense	168	95	73	30	10	62	10	448
Segment Income	$300	$187	$116	$52	$18	$110	$(9)	$774

(a)	Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Consolidating Balance Sheets - Assets
(Unaudited)

	March 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Current Assets
Cash and cash equivalents	$17	$11	$12	$8	$11	$17	$—	$76
Receivables, net	129	47	61	80	2	82	3	404
Restricted receivables of variable interest entities, net	615	372	256	—	—	—	436	1,679
Receivables from affiliated companies	78	5	26	8	9	106	(174)	58
Notes receivable from affiliated companies	854	—	—	—	19	102	(524)	451
Inventory	1,236	1,074	674	64	41	525	—	3,614
Regulatory assets	269	222	111	10	7	114	—	733
Other	32	47	53	9	17	16	—	174
Total current assets	3,230	1,778	1,193	179	106	962	(259)	7,189
Investments and Other Assets
Investments in equity method unconsolidated affiliates	—	—	2	—	—	—	—	2
Investments and advances to subsidiaries	10	19	18	—	—	—	—	47
Nuclear decommissioning trust funds	3,081	2,068	730	—	—	—	1	5,880
Goodwill	—	—	—	920	—	—	15,030	15,950
Other	1,002	520	298	24	6	204	(47)	2,007
Total investments and other assets	4,093	2,607	1,048	944	6	204	14,984	23,886
Property, Plant and Equipment
Cost	39,833	27,503	15,652	5,710	2,093	13,864	857	105,512
Accumulated depreciation and amortization	(13,769)	(10,266)	(4,734)	(1,585)	(930)	(4,472)	(3)	(35,759)
Generation facilities to be retired, net	—	531	—	—	—	113	—	644
Net property, plant and equipment	26,064	17,768	10,918	4,125	1,163	9,505	854	70,397
Regulatory Assets and Deferred Debits
Regulatory assets	2,801	2,725	2,730	441	71	766	1,416	10,950
Other	4	3	2	2	—	2	—	13
Total regulatory assets and deferred debits	2,805	2,728	2,732	443	71	768	1,416	10,963
Total Assets	36,192	24,881	15,891	5,691	1,346	11,439	16,995	112,435
Intercompany balances and other	(251)	(162)	(91)	(11)	—	(98)	16	(597)
Reportable Segment Assets	$35,941	$24,719	$15,800	$5,680	$1,346	$11,341	$17,011	$111,838

(a)	Excludes the balances of the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Consolidating Balance Sheets - Liabilities and Equity
(Unaudited)

	March 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Current Liabilities
Accounts payable	$597	$295	$371	$188	$17	$124	$4	$1,596
Accounts payable to (from) affiliated companies	236	168	73	(2)	14	11	2,836	3,336
Notes payable to affiliated companies	—	108	948	8	—	—	(525)	539
Taxes accrued	83	33	64	111	11	119	5	426
Interest accrued	134	80	59	26	3	51	(1)	352
Current maturities of long-term debt	468	252	13	4	51	547	78	1,413
Regulatory liabilities	48	93	186	15	3	60	(1)	404
Other	452	382	450	53	18	79	2	1,436
Total current liabilities	2,018	1,411	2,164	403	117	991	2,398	9,502
Long-Term Debt	8,592	6,163	4,252	1,275	287	3,071	2,239	25,879
Long-Term Debt Payable to Affiliated Companies	300	150	—	—	25	150	—	625
Deferred Credits and Other Liabilities
Deferred income taxes	6,318	3,067	2,563	1,145	298	1,650	16	15,057
Investment tax credits	197	154	—	3	1	138	—	493
Accrued pension and other post-retirement benefit costs	105	261	240	40	12	78	(58)	678
Asset retirement obligations	3,913	4,573	799	22	103	525	251	10,186
Regulatory liabilities	2,829	1,876	509	192	53	759	—	6,218
Other	642	31	132	134	27	59	(7)	1,018
Total deferred credits and other liabilities	14,004	9,962	4,243	1,536	494	3,209	202	33,650
Equity	11,278	7,195	5,232	2,477	423	4,018	12,156	42,779
Total Liabilities and Equity	36,192	24,881	15,891	5,691	1,346	11,439	16,995	112,435
Intercompany balances and other	(251)	(162)	(91)	(11)	—	(98)	16	(597)
Reportable Segment Liabilities and Equity	$35,941	$24,719	$15,800	$5,680	$1,346	$11,341	$17,011	$111,838

(a)	Excludes the balances of the wholly owned subsidiary, Duke Energy Kentucky.

REGULATED UTILITIES
Revenues By Customer Class
(Unaudited)

	Three Months Ended March 31, 2016
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Regulated Electric Revenues
Residential	$787	$514	$520	$164	$34	$269	$—	$2,288
General service	526	311	307	76	32	171	—	1,423
Industrial	287	148	62	16	13	171	—	697
Wholesale	114	268	58	—	5	88	—	533
Change in unbilled	6	(9)	2	(5)	(1)	(9)	—	(16)
Other revenues	20	75	75	5	1	24	(36)	164
Total Revenues	$1,740	$1,307	$1,024	$256	$84	$714	$(36)	$5,089

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$87	$28	$—	$—	$115
General service	—	—	—	38	10	—	—	48
Industrial	—	—	—	5	2	—	—	7
Change in unbilled	—	—	—	(2)	(1)	—	—	(3)
Other revenues	—	—	—	5	(2)	—	—	3
Total Revenues	$—	$—	$—	$133	$37	$—	$—	$170

	Three Months Ended March 31, 2015
(in millions)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(a)	Duke Energy Kentucky	Duke Energy Indiana	Eliminations / Adjustments	Regulated Utilities
Regulated Electric Revenues
Residential	$878	$593	$556	$164	$38	$321	$—	$2,550
General service	533	326	335	75	34	190	—	1,493
Industrial	288	159	69	15	13	188	—	732
Wholesale	116	299	76	—	14	78	—	583
Change in unbilled	(42)	(26)	(9)	(7)	(2)	(21)	—	(107)
Other revenues	128	98	59	(2)	(3)	32	(73)	239
Total Revenues	$1,901	$1,449	$1,086	$245	$94	$788	$(73)	$5,490

Regulated Natural Gas Revenues
Residential	$—	$—	$—	$116	$39	$—	$—	$155
General service	—	—	—	51	16	—	—	67
Industrial	—	—	—	8	2	—	—	10
Change in unbilled	—	—	—	(3)	(1)	—	—	(4)
Other revenues	—	—	—	6	(1)	—	—	5
Total Revenues	$—	$—	$—	$178	$55	$—	$—	$233
(a)    Amounts exclude results from the wholly owned subsidiary, Duke Energy Kentucky.

DUKE ENERGY MONEYPOOL SUPPLEMENT
Schedule of Moneypool Balances
(Unaudited)

	March 31, 2016
(in millions)	Duke Energy(a)	Duke Energy Carolinas	Duke Energy Progress	Duke Energy Florida	Duke Energy Ohio(b)	Duke Energy Kentucky	Duke Energy Indiana	Consolidated
Moneypool lendings (borrowings) of commercial paper(c)	$1,164	$(300)	$(205)	$(480)	$(4)	$(25)	$(150)	$—
Moneypool (borrowings) lendings(d)	(451)	855	(53)	(468)	(4)	19	102	—

(a)	Duke Energy only includes Duke Energy Corporation (the Parent) and Duke Energy Business Services (DEBS).

(b)	Excludes amounts of the wholly owned subsidiary, Duke Energy Kentucky.

(c)	Duke Energy issues commercial paper and loans a portion of the proceeds through the moneypool to the subsidiary Public Utilities.

(d)
Duke Energy participates in a moneypool arrangement with the subsidiary Public Utilities. Under the arrangement, short-term loans may be provided to affiliates. The Parent may loan funds through the moneypool but is prohibited from borrowing funds. DEBS is permitted to both borrow and loan funds into the moneypool. Borrowings presented for Duke Energy are borrowed by DEBS.

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2016
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Mergers		Cost Savings Initiatives		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$695	$—		$—		$—		$—	$695

International Energy	123	—		—		—		—	123

Commercial Portfolio	27	—		—		—		—	27

Total Reportable Segment Income	845	—		—		—		—	845

Other	(68)	(74)	A	(12)	B	—		(86)	(154)

Total Reportable Segment Income and Other Net Expense	777	(74)		(12)		—		(86)	691

Discontinued Operations	—	—		—		3	C	3	3

Net Income Attributable to Duke Energy Corporation	$777	$(74)		$(12)		$3		$(83)	$694

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$1.13	$(0.11)		$(0.02)		$0.01		$(0.12)	$1.01

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.13	$(0.11)		$(0.02)		$0.01		$(0.12)	$1.01

A - Net of $46 million tax benefit. Includes $1 million recorded within Operating Revenues, $19 million recorded within Operating Expenses and $100 million recorded within Interest Expense on the Condensed Consolidated Statements of Operations.
B - Net of $8 million tax benefit. Consists of severance costs recorded within Operation, maintenance and other on the Condensed Consolidated Statements of Operations.
C - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.
Weighted Average Shares (reported and adjusted) - in millions
Basic            689
Diluted            689

DUKE ENERGY CORPORATION
ADJUSTED TO REPORTED EARNINGS RECONCILIATION
Three Months Ended March 31, 2015
(Dollars in millions, except per-share amounts)

		Special Items
	Adjusted Earnings	Costs to Achieve, Progress Merger		Midwest Generation Operations		Discontinued Operations		Total Adjustments	Reported Earnings
SEGMENT INCOME

Regulated Utilities	$774	$—		$—		$—		$—	$774

International Energy	36	—		—		—		—	36

Commercial Portfolio	101	—		(94)	B	—		(94)	7

Total Reportable Segment Income	911	—		(94)		—		(94)	817

Other	(30)	(13)	A	—		—		(13)	(43)

Intercompany Eliminations	—	—		—		(1)	D	(1)	(1)

Total Reportable Segment Income and Other Net Expense	881	(13)		(94)		(1)		(108)	773

Discontinued Operations	—	—		94	B	(3)	C	91	91

Net Income Attributable to Duke Energy Corporation	$881	$(13)		$—		$(4)		$(17)	$864

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, BASIC	$1.24	$(0.02)		$—		$—		$(0.02)	$1.22

EPS ATTRIBUTABLE TO DUKE ENERGY CORPORATION, DILUTED	$1.24	$(0.02)		$—		$—		$(0.02)	$1.22

A - Net of $8 million tax benefit. Recorded within Operating Expenses on the Condensed Consolidated Statements of Operations.
B - Operating results of the nonregulated Midwest generation business that had been classified from discontinued operations after adjustment for special items and economic hedges (net of $53 million tax benefit).
C - Recorded in Income (Loss) From Discontinued Operations, net of tax on the Condensed Consolidated Statements of Operations.
D - Reverses the impact on eliminations of classifying the nonregulated Midwest generation business as discontinued operations.
Weighted Average Shares (reported and adjusted) - in millions
Basic            708
Diluted            708

DUKE ENERGY CORPORATION
Non-GAAP Financial Measures

Management evaluates financial performance in part based on non-GAAP financial measures, adjusted earnings and adjusted diluted EPS. These items represent income from continuing operations net of income (loss) attributable to noncontrolling interests, adjusted for the dollar and per-share impact of special items. Special items represent certain charges and credits, which management believes will not be recurring on a regular basis. The special items for the period ended March 31, 2015, include the operating results of the nonregulated Midwest generation business and Duke Energy Retail Sales (collectively, the Disposal Group) which are classified as discontinued operations for GAAP purposes. Management believes inclusion of the Disposal Group's operating results within adjusted earnings and adjusted diluted EPS results in a better reflection of Duke Energy's financial performance. Costs to achieve mergers includes financing costs related to the unsecured bridge facility to support the acquisition of Piedmont and the mark-to-market unrealized losses related to the forward-starting interest rate swaps used by Duke Energy to manage interest rate exposure for the expected financing of the Piedmont acquisition. The mark-to-market impact of forward-starting interest rate swaps is recognized in GAAP earnings immediately as the contracts do not qualify for hedge accounting or regulatory treatment. Management believes excluding the impact of the mark-to-market losses of the forward-starting interest rate swaps from adjusted earnings better reflects Duke Energy's financial performance and therefore has excluded these impacts from adjusted earnings and adjusted diluted EPS. Management believes the presentation of adjusted earnings and adjusted diluted EPS provides useful information to investors, as it provides them an additional relevant comparison of Duke Energy’s performance across periods. Management uses these non-GAAP financial measures for planning and forecasting and for reporting results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors concerning Duke Energy’s financial performance. Adjusted diluted EPS is also used as a basis for employee incentive bonuses. The most directly comparable GAAP measures for adjusted earnings and adjusted diluted EPS are Net Income Attributable to Duke Energy Corporation and Diluted EPS Attributable to Duke Energy Corporation common stockholders.
Management evaluates segment performance based on segment income. Segment income is defined as income from continuing operations net of income attributable to noncontrolling interests. Segment income, as discussed below, includes intercompany revenues and expenses that are eliminated in the Condensed Consolidated Financial Statements. Management also uses adjusted segment income as a measure of historical and anticipated future segment performance. Adjusted segment income is a non-GAAP financial measure, as it is based upon segment income adjusted for special items, including the operating results of the Disposal Group classified as discontinued operations for GAAP purposes. Management believes the presentation of adjusted segment income provides useful information to investors as it provides an additional relevant comparison of a segment’s performance across periods. The most directly comparable GAAP measure for adjusted segment income is segment income, which represents segment income from continuing operations not adjusted for any special items.
Duke Energy’s adjusted earnings, adjusted diluted EPS, and adjusted segment income may not be comparable to similarly titled measures of another company because other entities may not calculate the measures in the same manner.